Exhibit 99.1

United Fire Group, Inc. Reaches Definitive Agreement to Sell its Subsidiary United Life Insurance Company to Kuvare US Holdings, Inc.
CEDAR RAPIDS, IOWA, September 19, 2017 – United Fire Group, Inc. (Nasdaq: UFCS) (the "Company" or "UFG") announced today that its subsidiary, United Fire & Casualty Company ("United Fire"), has entered into a definitive agreement with Kuvare US Holdings, Inc. ("Kuvare") to sell its subsidiary, United Life Insurance Company ("United Life"), for $280 million in cash, subject to specified adjustments as set forth in the definitive agreement (the “Sale”). The purchase price represents a multiple of 1.2 times GAAP book value and 1.4 times GAAP book value excluding unrealized investment gains. The closing of the Sale, which is currently expected to occur in the first half of 2018, is subject to customary conditions, including regulatory approval. The Company anticipates that proceeds from the Sale will be used for various capital management initiatives which may include continued share repurchases, regular and extraordinary shareholder dividends and potential future acquisitions.
"The decision to sell our life subsidiary to Kuvare was made in the best interest of UFG, its shareholders and United Life, from both a business perspective and a personal perspective," said UFG President and Chief Executive Officer Randy Ramlo. "By selling United Life to Kuvare, we have established a solid future for our life insurance employees, insurance agents and customers, while allowing us to continue to build on the success of our property and casualty operations.
"Kuvare is committed to the growth and profitability of United Life, with the resources and expertise to propel the company forward," continued Ramlo. "We are pleased with Kuvare's desire to maintain a strong presence in Cedar Rapids and retain the United Life brand, ensuring a seamless transition for United Life staff, its agents and policyholders, which made this difficult decision easier to make.
"With the Sale, UFG will continue to invest in our successful property and casualty and surety operations including initiatives in enterprise analytics and a new multi-year technology platform to enhance core underwriting decisions and productivity. By dedicating all of our resources to our core business segment, we can position ourselves for future growth and profitability, continually strengthening our financial performance and enhancing our value for shareholders."
"Kuvare is excited to have United Life join its growing life and annuity insurance business. United Life's exceptional people, deep distribution relationships and complementary product portfolio will enhance our ability to continue to provide outstanding service to our clients and distribution partners. We look forward to building on United Life's success and supporting its next phase of growth," commented Kuvare Chief Executive Officer Dhiren Jhaveri.
"United Life has been part of our UFG family of companies for more than 55 years," continued Ramlo. "It was founded by us in 1962 to complement our property and casualty insurance products, and has been a positive contributor to our success over the years, thanks to the ambition and dedication of its staff. I cannot overstate the level of professionalism and integrity displayed by United Life employees, who faithfully deliver on their brand promise of simple insurance solutions for agents and policyholders. The company’s resolve to always put the needs of customers first is a hallmark of their service and will continue with Kuvare. Though this decision does not come without a sense of sadness, it is exceeded by a larger sense of opportunity. We are confident United Life and its staff will thrive under the leadership of Kuvare."
Sandler O’Neill + Partners, L.P. is acting as exclusive financial advisor and Sidley Austin LLP is acting as legal advisor to United Fire in connection with this transaction.

About United Fire Group, Inc.
Founded in 1946 as United Fire & Casualty Company, United Fire Group, Inc., through its insurance company subsidiaries, is engaged in the business of writing property and casualty insurance and life insurance and selling annuities.
Through our subsidiaries, we are licensed as a property and casualty insurer in 46 states, plus the District of Columbia, and we are represented by approximately 1,200 independent agencies. A.M. Best Company assigns a rating of “A” (Excellent) for the members of United Fire & Casualty Group. Our subsidiary, United Life Insurance Company, is licensed in 37 states, represented by approximately 1,500 independent life agencies and rated "A-" (Excellent) by A.M. Best Company. For more information about United Fire Group, Inc. visit www.ufginsurance.com.
Contacts:
Investors: Randy Patten, AVP of Finance and Investor Relations, 319-286-2537 or IR@unitedfiregroup.com
Media: Colleen Scholer, Corporate Communication Manager, 319-399-5622 or cscholer@unitedfiregroup.com
About Kuvare US Holdings, Inc.
Kuvare, through its subsidiaries, is a life and annuity company focused on delivering value-oriented solutions to the middle-market. Founded in 2015 by insurance company executive Dhiren Jhaveri, Kuvare is committed to a sustainable growth strategy, backed by a consortium of long term capital firms collectively managing more than $20 billion. With the acquisition of United Life Insurance Company, Chicago-based Kuvare has proforma consolidated assets of over $2.5 billion. For more information about Kuvare, visit www.kuvare.com.
Contact:
Alex Jeffrey, 847-921-4099 or alex@fundlab.co
Disclosure of Forward-Looking Statements

This release may contain forward-looking statements about our operations, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about our company, the industry in which we operate, and beliefs and assumptions made by management. Words such as "expect(s)," "anticipate(s)," "intends(s)," "plan(s)," "believe(s)" "continue(s)," "seek(s)," "estimate(s)," "goal(s)," "remain optimistic," "target(s)," "forecast(s)," "project(s)," "predict(s)," "should," "could," "may," "will," "might," "hope," "can" and other words and terms of similar meaning or expression in connection with a discussion of future operations, financial performance or financial condition, are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Information concerning factors that could cause actual outcomes and results to differ materially from those expressed in the forward-looking statements is contained in Part I, Item 1A "Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission ("SEC") on February 28, 2017. The risks identified in our Form 10-K are representative of the risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from what is expressed in the forward-looking statements. In addition, numerous factors could cause actual results with respect to the Sale to differ materially from those in the forward-looking statements, including without limitation, the ability to obtain governmental approvals of the Sale on the proposed terms and schedule contemplated by the parties; disruption from the Sale making it more difficult to maintain business and operational relationships; and the possibility that the Sale does not close, including, but not limited to, failure to satisfy the closing conditions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release or as of the date they are made. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

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